UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2009
Chicago Bridge & Iron Company N.V.
(Exact name of registrant as specified in its charter)
The Netherlands
(State or other jurisdiction of incorporation)

1-12815 (Commission File Number)	N.A. (IRS Employer Identification No.)

Oostduinlaan 75 2596 JJ The Hague The Netherlands (Address of principal executive offices)	N.A. (Zip Code)
Registrant’s telephone number, including area code: 31-70-373-2722
N.A.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 7, 2009, Chicago Bridge & Iron Company N.V. (the “Company”) held its 2009 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders adopted (i) an amendment to the Chicago Bridge & Iron 2008 Long-Term Incentive Plan (the “Incentive Plan”), sponsored by Chicago Bridge & Iron Company, a subsidiary of the Company, and (ii) an amendment to the Chicago Bridge & Iron 2001 Employee Stock Purchase Plan (the “Stock Purchase Plan”, and together with the Incentive Plan, the “Plans”). The amendment to the Incentive Plan increases the number of shares of the Company’s common stock available for awards granted under the Incentive Plan by 4,000,000 shares. The amendment to the Stock Purchase Plan (1) increases the aggregate number of shares available under the Stock Purchase Plan by 3,000,000 shares, (2) provides that the share purchase for the first quarter of 2009 (which would normally have occurred on the first business day following March 31, 2009), will not occur until the date of shareholder approval, (3) provides that if the limit on available shares is reached, share purchases of each participant will be reduced pro rata based on the remaining available shares, and (4) provides that the termination of the Stock Purchase Plan upon exhaustion of the authorized shares will not occur if additional shares are authorized. The foregoing summary description of the amendments to the Plans is qualified in its entirety by reference to the actual terms of (i) the amendment to the Incentive Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and (ii) the amendment to the Stock Purchase Plan, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

10.1	2009 Amendment to the Chicago Bridge & Iron 2008 Long-Term Incentive Plan (incorporated by reference from Annex B to the definitive proxy statement pertaining to the 2009 Annual General Meeting of Chicago Bridge & Iron Company N.V., filed with the Securities Exchange Commission on March 25, 2009).

10.2	2009 Amendment to Chicago Bridge & Iron 2001 Employee Stock Purchase Plan (incorporated by reference from Annex D to the definitive proxy statement pertaining to the 2009 Annual General Meeting of Chicago Bridge & Iron Company N.V., filed with the Securities and Exchange Commission on March 25, 2009).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V. By: Chicago Bridge & Iron Company B.V. Its: Managing Director
Date: May 12, 2009	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Managing Director (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	2009 Amendment to the Chicago Bridge & Iron 2008 Long-Term Incentive Plan (incorporated by reference from Annex B to the definitive proxy statement pertaining to the 2009 Annual General Meeting of Chicago Bridge & Iron Company N.V., filed with the Securities Exchange Commission on March 25, 2009).

10.2	2009 Amendment to Chicago Bridge & Iron 2001 Employee Stock Purchase Plan (incorporated by reference from Annex D to the definitive proxy statement pertaining to the 2009 Annual General Meeting of Chicago Bridge & Iron Company N.V., filed with the Securities and Exchange Commission on March 25, 2009).